Supplement Dated July 21, 2025
To The Updating Summary Prospectus Dated April 28, 2025 For

ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced updating summary prospectus. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of an updating summary prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective July 21, 2025 the following product update has been made to support changes to the maximum Contract issue age. The "Updated Information About Your Contract" section of the Updating Summary Prospectus has been revised as follows:

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated April 28, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.

General Product Changes

Effective July 21, 2025, the following change was made to to the Contract:

1.For Contracts issued on or after July 21, 2025, the Contract’s maximum issue age increased from 85 to 90 years old.
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(To be used with JMV21086NYUSP 04/25)

VPS00115 07/25